SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 27, 1999

                            CYTATION.COM INCORPORATED

             (Exact Name of Registrant as Specified in its Charter)


                                     NEW YORK
                 (State or Other Jurisdiction of Incorporation)



           0-5388                                       16-0961436
  (Commission File Number)               (I.R.S. Employer Identification Number)



  809 Aquidneck Avenue, Middletown, RI                     02842
(Address of Principal Executive Offices)                (Zip Code)



                                  (800) 275-5895
               (Registrant's Telephone Number, Including Area Code)

INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a)     Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

             Not Applicable


ITEMS 3 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.     OTHER EVENTS.

(i)

A Series A Convertible Preferred Stock Purchase Agreement (the "Agreement") was executed on the 2nd day of April, 1999, by and between CYTATION.COM INCORPORATED, a New York corporation (the "Company" and/or "Registrant"), and the persons listed on Exhibit 1 to the Agreement who are signatories (the "Investors") as follows:

Exhibit 1

LIST OF INVESTORS

Name                               Number of Shares

The Provident Companies, Inc.      750,000
1 Fountain Square
Chattanooga, TN 37402
Attn: James A. Ramsay

Subject to the terms and conditions of the Agreement, a copy of which is attached hereto at Exhibit 20.1, the Investors agreed to purchase 750,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred Shares") of the Company at a purchase price of $4.00 per share.

The initial purchase and sale of the Series A Preferred Shares being purchased by the Investors took place on April 2, 1999. Additional closings, upon substantially identical terms and conditions as those contained herein, may be held until Series A Preferred Shares having an aggregate purchase price of $10,000,000 have been sold, provided that all of such closings are held on or prior to June 30, 1999. Except as provided in the Agreement, the Company may not issue additional Series A Preferred Shares or warrants, options or other rights to acquire Series A Preferred Shares without the prior written approval of holders of at least two-thirds of the outstanding Series A Preferred Shares purchased under this Agreement.

The Company agrees to use the proceeds from the sale of the Series A Preferred Shares for working capital purposes, for the repayment of outstanding obligations and for the reduction of trade debt.

(ii)
Reference is made to the Safe Harbor Compliance Statement, attached hereto as Exhibit 99.1, as prescribed by the Private Securities Litigation Reform Act of 1995, Safe Harbor Compliance Statement for Forward Looking Statements.

(iii)

Reference is made to the press release issued to the public by the Registrant on April 7, 1999, the text of which is attached hereto as Exhibit 99.2, for a description of the events reported pursuant to this Form 8 K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
---------------------------------

     Not Applicable


INDEX TO EXHIBITS


EXHIBIT      NO       DESCRIPTION

 x           20.1    Series A Convertible Stock Purchase Agreement, dated April
                     2, 1999, between Cytation.com Incorporated and Provident
                     Life and Accident Insurance Company

 x           20.2    Provident Life and Accident Insurance Company Receipt

 x           20.3    Designation of Rights and Preferences for Series A
                     Convertible Preferred Stock, as issued by Cytation.com
                     Incorporated in connection with a $10,000,000 "accredited
                     investor" private placement,

 x           27      Financial Data Schedule

 x           99.1    Safe Harbor Compliance Statement

 x           99.2    Text of press release dated April 7, 1999

____________________________________
 x                   Filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CYTATION.COM INCORPORATED

                              /s/ Kevin J. High

DATE: April 27, 1999          By:   KEVIN J. HIGH
                              Name: KEVIN J. HIGH
                              Title:President


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